UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2024 (April 4, 2024)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)
300 First Stamford Place, 5th Floor
Stamford, CT 06902
(Address of principal executive offices, including zip code)
(Registrant’s telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EGLE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 11, 2023, by and among Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (“Eagle”), Star Bulk Carriers Corp., a Republic of the Marshall Islands corporation (“Star Bulk”), and Star Infinity Corp., a Republic of the Marshall Islands corporation and a wholly owned subsidiary of Star Bulk (“Merger Sub”), Merger Sub merged with and into Eagle (the “Merger”), with Eagle surviving the Merger as a wholly owned subsidiary of Star Bulk. The Merger became effective on April 9, 2024 (the “Effective Time”).

Item 1.01 Entry into a Material Definitive Agreement.
Supplemental Indenture for Convertible Notes
In connection with the consummation of the Merger, Eagle, Star Bulk and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), entered into a First Supplemental Indenture, dated as of April 9, 2024 (the “Supplemental Indenture”), which amends and supplements the Indenture, dated as of July 29, 2019, by and between Eagle and the Trustee (the “Base Indenture” and as amended by the Supplemental Indenture, the “Indenture”), governing Eagle’s 5.00% Convertible Senior Notes due 2024 (the “Notes”). The Supplemental Indenture was entered into to provide for a change in the conversion right of the Notes resulting from the Merger and a guarantee of the obligations under the Notes by Star Bulk.
The Supplemental Indenture provides that, among other things, from and after the Effective Time, the right to convert each $1,000 principal amount of Notes into shares of Eagle Common Stock (as defined below) will be changed into a right to convert such principal amount of Notes into the kind and amount of shares of Star Bulk Common Stock (as defined below) that a holder of a number of shares of Eagle Common Stock equal to the conversion rate immediately prior to the Effective Time would have been entitled to receive at the Effective Time. Accordingly, from and after the Effective Time, each $1,000 principal amount of Notes will be convertible at a conversion rate equal to 83.6702 shares of Star Bulk Common Stock, subject to the terms and conditions of the Indenture.
Pursuant to the Supplemental Indenture, Star Bulk fully and unconditionally guaranteed Eagle’s obligations under the Notes with respect to, among other things, the due and punctual payment of the principal of and interest on each Note and the payment or delivery of amounts due in respect of Eagle’s conversion obligation.
The foregoing description of the Base Indenture and the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Base Indenture, which was attached as Exhibit 4.1 to Eagle’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2019, and is incorporated into this Item 1.01 of this Current Report on Form 8-K by reference, and the full text of the Supplemental Indenture, which is attached as Exhibit 4.2 hereto, and is incorporated into this Item 1.01 of this Current Report on Form 8-K by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.
As described above, on April 9, 2024, Merger Sub merged with and into Eagle. As a result of the Merger, Eagle became a wholly owned subsidiary of Star Bulk.
At the Effective Time, each share of common stock of Eagle (the “Eagle Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding Eagle Common Stock held by Eagle, Star Bulk, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries) will be automatically converted into the right to receive 2.6211 common shares (the “Exchange Ratio”) of Star Bulk (the “Star Bulk Common Stock”) and any cash payable in respect of fractional shares. Each Eagle restricted share and Eagle performance-based restricted share was cancelled and converted into restricted shares of Star Bulk with respect to a number of shares of Star Bulk Common Stock equal to the number of shares of Eagle Common Stock subject to such Eagle restricted share or Eagle performance-based restricted share immediately prior to the Effective Time multiplied by the Exchange Ratio. In the case of each Eagle performance-based restricted share, the resulting number of shares of Star Bulk Common Stock was based on actual level of performance achieved as of the end of the applicable performance period. Each Eagle restricted stock unit and Eagle performance-based restricted stock unit was cancelled and converted into a restricted stock unit of Star Bulk with respect to a number of shares of Star Bulk Common Stock equal to the number of shares of Eagle Common Stock subject to such Eagle restricted stock unit or Eagle performance-based restricted stock unit immediately prior to the Effective Time multiplied by the Exchange Ratio. In the case of each Eagle performance-based restricted stock unit, the resulting number of restricted stock units of Star Bulk was based on actual level of performance achieved as of the end of the applicable performance period (except for the Eagle performance-based restricted stock units that vested at target upon the consummation of the Merger pursuant to the Post-Signing Omnibus Amendment and Post-Signing Amendment, which were attached as Exhibits 10.4 and 10.5 to Eagle’s Current Report on Form 8-K filed with the SEC on December 14, 2023). The converted awards are subject to the same terms and conditions as were applicable to such awards immediately prior to the Effective Time, except the form of payment upon vesting will be Star Bulk Common Stock rather than Eagle Common Stock and any converted performance stock units and performance-based restricted shares are no longer subject to performance-based vesting conditions and are subject only to time-based vesting conditions.
The foregoing description of the Merger does not purport to be complete and is subject to, and qualified in its entirety, by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Eagle’s Current Report on Form 8-K filed with the SEC on December 14, 2023, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.
On March 28, 2024, Eagle notified the New York Stock Exchange (the “NYSE”) that, at the Effective Time, each share of Eagle Common Stock issued and outstanding immediately prior to the Effective Time (excluding Eagle Common Stock held by Eagle, Star Bulk, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries) would be automatically converted into the right to receive 2.6211 shares of Star Bulk Common Stock and any cash payable in respect of fractional shares, and requested that the NYSE file with the SEC on Form 25 a notification of delisting of Eagle Common Stock and the associated preferred stock purchase rights and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of Eagle Common Stock and the associated preferred stock purchase rights. As a result, shares of Eagle Common Stock and the associated preferred stock purchase rights ceased being traded prior to the opening of the market on April 9, 2024 and are no longer listed on the NYSE. Additionally, Eagle intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of Eagle Common Stock and the associated preferred stock purchase rights under Section 12(b) of the Exchange Act and the suspension of Eagle’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable after the Effective Time. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modifications to Rights of Security Holders.
Eagle shareholders as of immediately prior to the Effective Time ceased to have any rights with respect to the shares of Eagle Common Stock, except for the right to receive 2.6211 shares of Star Bulk Common Stock and any cash payable in respect of fractional shares. Certain rights of Eagle shareholders changed as a result of the Merger, as described in the proxy statement/prospectus related to the Merger under the section titled “Comparison of Star Bulk and Eagle Shareholder Rights” beginning on page 138, which descriptions are incorporated in their entirety herein by reference.
The information set forth under Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.
As a result of the Merger, Eagle became a wholly owned subsidiary of Star Bulk as of the Effective Time. The information set forth under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Directors
At the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of Eagle ceased serving as directors of Eagle or as members of any and all committees of Eagle’s board of directors. The departures were not due to any disagreement with Eagle regarding any matter related to Eagle’s operations, policies or practices. Pursuant to the terms of the Merger Agreement, at the Effective Time, the directors of Merger Sub as of immediately prior to the Effective Time, which consisted of Simos Spyrou and Christos Begleris, became the directors of Eagle as the surviving corporation.
Officers
Also at the Effective Time, in accordance with the terms of the Merger Agreement, all officers of Eagle ceased serving as officers of Eagle. The departures were not due to any disagreement with Eagle regarding any matter related to Eagle’s operations, policies or practices. Pursuant to the terms of the Merger Agreement, at the Effective Time, the officers of Merger Sub as of immediately prior to the Effective Time, which consisted of Simos Spyrou and Christos Begleris, became the officers of Eagle as the surviving corporation.
CEO Separation and Release Agreement
On April 4, 2024, Star Bulk, Eagle, and Eagle’s subsidiary, Eagle Shipping International (USA) LLC, a Republic of the Marshall Islands limited liability company (the “Employer”), entered into a separation and release agreement with Gary Vogel, the Chief Executive Officer of Eagle (the “CEO Separation Agreement”), pursuant to which the parties agreed that Mr. Vogel’s final date of employment would be the date of the closing of the Merger and that his termination of employment on the date of the closing of the Merger would constitute a termination by Mr. Vogel for Good Reason (as defined in Mr. Vogel’s employment agreement, dated as of October 29, 2021, among Eagle, the Employer and Mr. Vogel (the “Vogel Employment Agreement”)), and that the related Good Reason cure period would be waived. Pursuant to the CEO Separation Agreement, Mr. Vogel is entitled to all of the compensation and benefits provided in accordance with the Vogel Employment Agreement in exchange for Mr. Vogel’s release of claims against Eagle, the Employer and related parties, including, the following: (i) a lump sum payment, within 60 days following termination, equal to 1.5 times the sum of his annual base salary plus 75% of his target annual bonus; (ii) and subject to his timely election of COBRA continuation coverage, reimbursement for the costs of COBRA premiums for 18 months following termination, which will include up to $18,392 in respect of health reimbursement arrangement benefits and Armada Care (as per the Employer’s existing policy) and (iii) accelerated vesting of any unvested equity awards, with any performance criteria deemed satisfied at the target level.
The foregoing descriptions of the Vogel Employment Agreement and the CEO Separation Agreement do not purport to be complete and are subject to, and qualified in their entirety, by the full text of the Vogel Employment Agreement, which was attached as Exhibit 10.1 to Eagle’s Current Report on Form 8-K filed with the SEC on November 1, 2021, and is incorporated into this Item 5.02 of this Current Report on Form 8-K by reference, and the full text of the CEO Separation Agreement, which is attached as Exhibit 10.2 hereto, and is incorporated into this Item 5.02 of this Current Report on Form 8-K by reference.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of Merger Sub became the certificate of incorporation and bylaws of Eagle as the surviving corporation. Copies of the certificate of incorporation and bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively; and are incorporated herein by reference.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of December 11, 2023, by and among Star Bulk Carriers Corp, Star Infinity Corp. and Eagle Bulk Shipping, Inc. (incorporated by reference to Exhibit 2.1 on Current Report on Form 8-K of Eagle Bulk Shipping Inc., filed with the SEC on December 14, 2023)

3.1	Certificate of Incorporation
3.2	Bylaws
4.1
Indenture, dated July 29, 2019, by and between Eagle Bulk Shipping Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Eagle Bulk Shipping Inc., filed with the SEC on August 2, 2019)

4.2	First Supplemental Indenture, dated as of April 9, 2024, by and among Eagle Bulk Shipping Inc., Star Bulk Carriers Corp. and Deutsche Bank Trust Company Americas, as trustee
10.1
Employment Agreement, dated as of October 29, 2021, by and among Eagle Bulk Shipping Inc., Eagle Shipping International (USA) LLC and Gary Vogel (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Eagle Bulk Shipping Inc., filed with the SEC on November 1, 2021)

10.2	Separation and Release Agreement, dated as of April 4, 2024, by and among Eagle Shipping International (USA) LLC, Eagle Bulk Shipping Inc., Star Bulk Carriers Corp. and Gary Vogel
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: April 9, 2024	By:	/s/ Constantine Tsoutsoplides
	Name:	Constantine Tsoutsoplides
	Title:	Chief Financial Officer